SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 18, 2003

MEDICSIGHT, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-26886	13-4148725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

46 Berkeley Square, London, W1J 5AT, United Kingdom
(Address of Principal Executive Offices) (Zip Code)

011-44-20-7598-4070
(Registrant’s Telephone Number, Including Area Code)
(Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)(1) Not applicable.

(a)(2) On November 18, 2003, the Company engaged the firm of Amper, Politziner & Mattia, P. C. as the Company’s independent accountants.  During the two most recent fiscal years and through November 18, 2003, the Company has not consulted with Amper, Politziner & Mattia P. C. regarding any matters that would require reporting under Item 304 (a) (2) of Regulation S-K.

(a)(3) Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDICSIGHT, INC.
	By:	/s/ Paul Gothard
Paul Gothard
Chief Financial Officer
Date: November 21, 2003